UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 1, 2019

Crown Castle International Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-16441	76-0470458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1220 Augusta Drive, Suite 600, Houston, Texas 77057-2261

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 570-3000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Par value	Trading Symbols	Name of each exchange on which registered
Common Stock	$0.01	CCI	New York Stock Exchange
6.875% Mandatory Convertible Preferred Stock, Series A	$0.01	CCI.PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01 – ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 1, 2019, Crown Castle International Corp. (“Company”) entered into an underwriting agreement (“Underwriting Agreement”) with Citigroup Global Markets Inc. Credit Agricole Securities (USA) Inc., Deutsche Bank Securities Inc., RBC Capital Markets, LLC and SunTrust Robinson Humphrey, Inc. as Representatives for the several Underwriters (“Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $550,000,000 aggregate principal amount of the Company’s 3.100% Senior Notes due 2029 and $350,000,000 aggregate principal amount of the Company’s 4.000% Senior Notes due 2049 in a registered public offering (“Offering”) pursuant to the Company’s shelf registration statement on Form S-3 (Registration File No. 333-223921). For a complete description of the terms and conditions of the Underwriting Agreement, please refer to the Underwriting Agreement, which is filed as Exhibit 1.1 hereto, and is incorporated herein by reference.

ITEM 8.01 – OTHER EVENTS

On August 1, 2019, the Company issued a press release announcing the commencement of the Offering. The Company’s press release is filed as Exhibit 99.1 hereto, and is incorporated herein by reference.

On August 1, 2019, the Company issued a press release announcing the pricing of the Offering. The Company’s press release is filed as Exhibit 99.2 hereto, and is incorporated herein by reference.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Index

Exhibit No.	Description

1.1

Underwriting Agreement, dated August 1, 2019, among the Company and Citigroup Global Markets Inc., Credit Agricole Securities (USA) Inc., Deutsche Bank Securities Inc., RBC Capital Markets, LLC and SunTrust Robinson Humphrey, Inc., as Representatives for the several Underwriters

99.1	Press Release, dated August 1, 2019

99.2	Press Release, dated August 1, 2019

104	Cover Page Interactive Data File — the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INTERNATIONAL CORP.

By:	/s/ Kenneth J. Simon
Name:	Kenneth J. Simon
Title:	Senior Vice President and General Counsel

Date: August 2, 2019